UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 9, 2004

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. (c) Exhibit

99.1	Monthly Loan Origination Data for October, November and December 2003 and Selected Non-conforming Loan Origination Data for the month ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

Pursuant to Item 12 of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its selected loan origination data, dated January 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: January 9, 2004	/s/ Rodney E. Schwatken

Rodney E. Schwatken Vice President, Treasurer and Controller

Exhibit Index

Exhibit Number
99.1	Monthly Loan Origination Data for October, November and December 2003 and Selected Non-conforming Loan Origination Data for the month ended December 31, 2003.